EXHIBIT 10.5

                        SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------

     This Settlement  Agreement and Release  (hereinafter  the  "Agreement") are entered  into  by and  between  Russell  H.  Ritchie,  Dale  E.  Riker,  Suntine

Enterprises  LLC  and  Cornerstone  Wireless   Communications  LLC  (hereinafter

referred to collectively  as "Russell and Group") and  Dimensional  Visions Inc.

(hereinafter  referred  to as "DVUI" or the  "Company")  with  reference  to the following:

                                    RECITALS


     1.  WHEREAS,   DVUI  is  a  Public   Company   currently   trading  on  the

Over-the-Counter Bulletin Board with the symbol DVUI.

     2. WHEREAS,  Russell H. Ritchie,  Dale E. Riker,  Suntine  Enterprises LLC,

Cornerstone Wireless  Communications LLC and any other related known and unknown parties  are the major  secured  and  unsecured  creditors  of DVUI and are owed approximately $626,297.00, plus accrued interest.

     3.  WHEREAS,  DVUI is currently  insolvent and cannot pay Russell and Group what they are owed.

     4. WHEREAS,  a new management  group has agreed to take control of DVUI and infuse  working  capital  and  assets  into the DVUI to allow the  Company to be solvent and create shareholder value.

     5. WHEREAS,  a condition of the new management  group's  involvement is the settlement of Russell and Groups debt for Company stock.

     6. WHEREAS, Russell and Group have agreed to take a combination of restricted and unrestricted  stock in settlement of combined debt which has been proposed by the new management of the Company.


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     7. WHEREAS, all parties hereto now wish to resolve the debt to Russell and Group and develop the business of the Company and create shareholder value.

     8. IN CONSIDERATION, of the promises and mutual covenants hereby contained,

it is hereby agreed as follows and will confirm all arrangements previously made to settle the obligation owed Russell and Group by DVUI.

                                      TERMS

     1.  Russell  and  Group  will  receive  the sum of Fifty  Thousand  Dollars

($50,000.00), in post reorganization Company unrestricted Common Stock.

     2.  Russell and Group will  receive  additional  shares if the value of the unrestricted  stock falls  below the value of Fifty  Thousand  Dollars  upon its liquidation.

     3. Russell and Group agree that they may liquidate  $10,000.00 worth of the unrestricted  stock each month for five  months  commencing  Ten (10) days after receipt of the stock.

     4. Russell and Group will receive the sum of Two Hundred  Thousand  Dollars

($200,000.00) in post  reorganization  Company  restricted Company Common Stock.

These share will have piggyback rights to any registration  that is filed, at no cost to Russell and Group.

     5.  Russell and Group will  receive  additional  shares if the value of the restricted stock falls below the sum of Two Hundred Thousand Dollars  ($200,000)

on the date One (1) year after its receipt. The number of additional shares will be determined  based on the average  closing of last 5 trading  calendar days of the holding period.

     6. Upon completion of the reorganization of the Company,  Russell and Group will receive the Company stock within Ten (10) days.

     7. It is further  understood and agreed that this Settlement  Agreement and

Release,  and payment  pursuant  thereto is in full  settlement of all claims by

Russell and Group.

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     8. The parties agree to bear their own costs, expenses, and Attorney's fees incurred in this matter.

     9. Except with respect to the liabilities  and obligations  created by this

Settlement Agreement and Release and the covenants set forth herein; each of the parties hereto releases each other party and their heirs, affiliates, executors,

administrators,  successors  or  assigns,  or and from any and all  manners  of,

actions and causes of action,  suits,  debts,  accounts,  covenants,  contracts,

agreements,  judgments,  claims  and  demands  whatsoever  in law or in  equity,

including  without  limitation  all claims made or which could have been made in any  action,  which each of the parties  ever had, or now have,  or which any of their heirs, affiliates,  executors,  administrators,  successors or assigns, or any of them,  hereafter  can, will or may have,  for or by reason of, any cause,

manners of a thing  whatsoever,  at all times prior to and as of the date of the execution of this Settlement Agreement and Release.

     10. Each party  represents  and warrants that he has the authority to enter into and be bound by this Settlement Agreement and Release.

     11. Each of the parties hereto  acknowledges  that each has had the benefit of the advice of an attorney of his or her choice in the negotiating,  drafting,

and executing  this  Settlement  Agreement and Release,  and the language in all parts of this  Settlement  Agreement  and Release is a product of the efforts of all counsel and/or parties. Accordingly, neither the entire Settlement Agreement and Release nor any  provision in it will be (a) deemed to have been proposed or drafted by any party,  or (b)  construed  against  any  party.  This  Settlement

Agreement  and  Release  will be  construed  as a whole  according  to its plain meaning.  It will in all respects be interpreted,  enforced,  and governed under the laws of the  State of  Arizona,  except  that  parole  evidence  will not be admissible to vary or modify any of its terms.

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     12. If for any  reason  any  provision  of this  Settlement  Agreement  and

Release will be determined to be invalid or inoperative, the validity and effect of the other provisions hereof will not be affected thereby.

     13. This Settlement Agreement and Release constitute the entire agreement and understanding between the parties with respect to the subject matters set forth herein, and supersede and replace any prior agreements and understandings,

whether oral or written between and among the, with respect to such matters. The provisions of this  agreement may be waived,  altered,  amended,  or repealed in whole  or in  part,  only  upon  the  written  consent  of all  parties  to this

Settlement Agreement and Release.

     14. In the event that any party hereto is required to commence an action to enforce the terms of this Settlement Agreement and Release, or to execute any stipulated  judgments  entered into as part of it, the  prevailing  or executing party shall be  entitled to  attorneys  feels and costs  reasonably  incurred in connection therewith.

     THE  UNDERSIGNED  FURTHER  STATES THAT HE HAS CAREFULLY  READ THE FOREGOING

SETTLEMENT  AGREEMENT AND RELEASE AND KNOWS THE CONTENTS THEREOF,  AND SIGNS THE

SETTLEMENT  AGREEMENT  AND MUTUAL  RELEASE AS HIS OWN FREE ACT. THE  UNDERSIGNED

FURTHER  ACKNOWLEDGES  THAT HE HAS BEEN  REPRESENTED  BY THE  ATTORNEY  OF THEIR

CHOICE  THROUGHOUT THE PENDENCY OF THESE MATTERS,  AND THAT THE  UNDERSIGNED HAS

HAD THE  OPPORTUNITY  TO DISCUSS THE CONTENTS OF THIS  SETTLEMENT  AGREEMENT AND

RELEASE WITH AN ATTORNEY IF THEY SO WISHED.


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       IN WITNESS  THEREOF this  Agreement is executed this  30th  day of April,
                                                           --------
2003, at Phoenix, Arizona.

Dimensional Visions Inc.

/s/  Larry Kohler
------------------------
Larry Kohler
Chairman and CFO


                                    CAUTION!
                              READ BEFORE SIGNING!

Individually and for Cornerstone Wireless Communications, LLC

/s/ Russell H. Ritchie
------------------------
Russell H. Ritchie
President


Suntine Enterprises, LLC

/s/ Larry Kohler
------------------------
Larry Kohler
Manager


Individually

/s/ Dale E. Riker
------------------------
Dale E. Riker


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